March 31, 2023 Investor Presentation

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased banking and consumer protection regulations, that may adversely affect the Company’s business; 4) Risks related to overall economic conditions, including the impact on the economy of a rising interest rate environment, inflationary pressures, and geopolitical instability, including the war in Ukraine; 5) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any future acquisitions; 6) Costs or difficulties related to the completion and integration of acquisitions; 7) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 8) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 9) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 10) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 11) Risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 12) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 13) Material failure, potential interruption or breach in security of the Company’s systems or changes in technological which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 14) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 15) Success in managing risks involved in the foregoing; and 16) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 3/31/2023 Snapshot Ticker GBCI Total Assets $27.80 billion Gross Loans $15.52 billion Deposits $20.15 billion TCBV Per Share $17.16 Dividends $0.33 Stock Price $42.01 Market Cap $4.66 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

GBCI Acquisition History – Last 10 Years $7.7 $7.9 $8.3 $9.1 $9.5 $9.7 $12.1 $13.7 $18.5 $25.9 $26.6 $- $4 $8 $12 $16 $20 $24 $28 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Assets ($B) Acquisitions • Long history of adding high quality community banks that fit the Glacier banking model May 2013 $301M Assets July 2013 $330M Assets August 2014 $349M Assets February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion 6

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 222 Locations (as of 3/31/2023) 7

3/31/23 GBCI Geography Total chartered banks 272 Total target banks 208 Assets under $1B 173 Assets $1 – $3.5B 35 8

Solid Financial Results 9

10 Year Total Return 3/31/2013 – 3/31/2023 10

1 Year Total Return 3/31/2022 – 3/31/2023 11

A Definitive Ranking of Publicly Traded Banks Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (April 12, 2023) 12

Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2022 18 Glacier Bancorp Inc. 14.7 0.19 12.2 57 12.9 2021 8 Glacier Bancorp Inc. 18.5 0.29 12.2 49 10.1 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 13

Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $2.17 $2.38 $2.74 $0.61 $0.55 $2.86 • The decrease in first quarter 2023 EPS over first quarter 2022 EPS was driven primarily by the significant increase in funding costs from the historic pace of the Federal Reserve’s interest rate increases • First quarter 2023 non-interest expense of $135 million increased $5.0 million, or 4%, over the $130 million for first quarter 2022 $2.81 14

0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.64% 1.59% 1.62% 1.73% 1.06% 0.93% • ROA in the fourth quarter of 2022 was in the 47th♦ percentile among Glacier’s peer group Return on Assets ♦BHCPR as of 12/31/2022 1.33% 15

10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 16.42% 16.85% 15.49% 16.15% 16.59% 13.95% 13.60% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. Return on Tangible Equity 16

$100 $200 $300 $400 $500 $600 $700 $800 $900 $433 $503 $600 $663 $788 $753 $755 4.21% 4.39% 4.09% 3.42% 3.27% 3.20% 3.08% • First quarter 2023 net interest income of $755 million increased $3 million, or 0.34%, over net interest income of $753 million for first quarter 2022 • First quarter 2023 net interest margin of 3.08% decreased 12 basis points over the net interest margin of 3.20% for first quarter 2022 Net Interest Income / Margin* (Dollars in millions) *Net interest income and margin are annualized 17

44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 54.7% 57.8% 50.0% 51.4% 54.6% 57.1% 60.4% • The efficiency ratio for first quarter 2023 was 60.4% compared to 57.1% for first quarter 2022 and was primarily due to the increase in interest expense and non-interest expense in the first quarter 2023 • The Company continued to limit the growth in its non-interest expense given the inflationary pressure across many expense areas Efficiency Ratio 18

Strong Balance Sheet 19

$12,115 $13,684 $18,504 $25,941 $26,635 $27,802 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 • Total assets organically increased $1.167 billion, or 4%, during first quarter 2023 • Total assets grew $694 million, or 3%, in 2022 • Increased cash position by $1.1 billion in the first quarter 2023 Asset Trends (Dollars in millions) 20

11.00% 12.00% 13.00% CET1 11.0% 12.3% Peers Glacier • Regulatory capital CET1 ratio well above peer median CET 1 Capital Relative to Peers♦ ♦ Proxy Compensation Peer Group Median for 2022 21

Ample Liquidity of $15.1 Billion at March 31, 2023 • Ready access to liquidity totaling $10.5 billion • $6.9 billion in available borrowing capacity o Federal Reserve: $2.5 billion o FHLB: $3.6 billion o Correspondent banks: $0.8 billion • $2.1 billion of unpledged marketable securities • Cash of $1.5 billion • Additional liquidity totaling $4.6 billion • Access to brokered deposits: $3.7 billion • Over-pledged marketable securities: $0.6 billion • Loans eligible for pledging: $0.3 billion 22

$9,494 $10,776 $14,798 $21,337 $20,607 $20,148 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 • During first quarter 2023, deposits decreased $459 million, or 2% • Banking industry saw record deposit outflows in 2022 • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, were $5.3 billion, or 26% of total deposits Deposit Trends (Dollars in millions) 23

Non- Interest Bearing 37% NOW and DDA 25% Savings 15% MMDA 19% CDs 4% Wholesale 0% 3/31/2022 Non- Interest Bearing 35% NOW and DDA 25% Savings 15% MMDA 17% CDs 6% Wholesale 2% 3/31/2023 Deposit Composition 24

$3,001 $3,697 $5,455 $7,779 $7,691 $7,001 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 • Non-interest bearing deposits decreased $690 million, or 9%, during first quarter 2023 • Non-interest bearing deposits decreased to 35% of total core deposits at March 31, 2023 compared to 37% at year end 2022 and March 31, 2022 Non-Interest Bearing Deposits (Dollars in millions) 25

0.23% 0.22% 0.24% 0.15% 0.09% 0.11% 0.52% 0.81% 1.10% 0.53% 0.21% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Glacier Peers • Interest-bearing deposit cost increased to 0.36% at March 31, 2023 due to market dynamics and the competitive rate environment. Peer data for March 31, 2023 was not available. • Total deposit costs increased to 0.25% at March 31, 2023, from 0.07% at December 31, 2022 • Core deposits are a competitive advantage and will be a key driver of future performance Interest-Bearing Deposit Cost Relative to Peers ♦Graph based on BHCPR as of 12/31/2022 26

$8,288 $9,513 $11,123 $13,432 $15,247 $15,519 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 • Gross loans increased $272 million, or 7% annualized, during first quarter 2023 with the largest increase in commercial real estate of $195 million, or 8% annualized • Gross loans increased $1.8 billion, or 13%, from the prior year first quarter with the largest increase in commercial real estate of $1.1 billion, or 13 percent Loan Trends (Dollars in millions) 27

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $728 $364 $1,158 $419 $1,815 $299 $272 • Organic loan growth for first quarter 2023 was $272 million, or 7% annualized, compared to $299 million, or 9% annualized, for first quarter 2022 (Dollars in millions) Organic Loan Growth 28

Residential Real Estate 8% CRE 65% Other Commercial 19% HELOC 5% Other Consumer 3% 3/31/2022 Residential Real Estate 10% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 3% 3/31/2023 Loan Composition 29

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13%Utah 16% Washington 5% Wyoming 8% Colorado 10% Arizona 9% Nevada 5% 3/31/2023 Geographic Loan Dispersion 30

$2,870 $2,800 $5,528 $10,370 $9,022 $8,863 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 • Investment securities ended first quarter 2023 at 32% of total assets compared to 39% at the end of first quarter 2022 • Investments decreased $160 million, or 2%, during first quarter 2023 • Projected quarterly cash flow of $300 million to fund loan growth for 2023 (Dollars in millions) Investment Portfolio Trends 31

US Gov't & Federal Agency 13% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 18% Corporate Bonds 1% Residential MBS 53% Commercial MBS 12% 3/31/2022 US Gov't & Federal Agency 15% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 20% Corporate Bonds 0% Residential MBS 49% Commercial MBS 13% 3/31/2023 Investment Composition 32

Improved Credit Quality 33

0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.47% 0.27% 0.26% 0.12% 0.24% 0.12% • NPAs decreased $763 thousand during first quarter 2023 to 0.12% of Bank assets compared to the $5.2 million decrease in first quarter 2022 to 0.24% of Bank assets NPAs to Bank Assets 0.19% 34

• Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2022) CECL and Allowance for Credit Losses (ACL) 4Q22 1Q23 2Q23 2022 2023 GDP Change 0.7% 0.5% 0.1% 0.9% (0.4%) Unemployment Rate 3.6% 3.6% 3.7% 3.6% 4.1% 35

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $9,953 $57 $39,765 $23,076 $19,963 $7,031 $5,470 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit Provision For Credit Losses (Dollars in thousands) 36

$0 $2,500 $5,000 $7,500 $10,000 $8,282 $6,806 $7,653 $2,329 $7,815 $850 $1,939 • First quarter 2023, net charge-offs as a percentage of total loans were 0.01% compared to 0.01% in first quarter 2022 Net Charge-Offs (Dollars in thousands) 37

1.00% 1.25% 1.50% 1.75% 1.58% 1.31% 1.42% 1.29% 1.20% 1.28% 1.20% • ACL was in the 66th♦ percentile of Glacier’s peer group for fourth quarter 2022 • The ACL was 1.20% of loans at the end of first quarter 2023 compared to 1.28% at the end of first quarter 2022 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans ♦BHCPR as of 12/31/2022 38

Shareholder Return 39

$0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 • At March 31, 2023, Glacier’s dividend yield was 3.19% • The Company has declared 152 consecutive quarterly dividends • In 2022, the Company increased its quarterly dividend by $0.05, or 3.9%, over 2021 Dividends Declared 40

• Strong consistent performance over the past 39 years • Long-term goal is to produce double digit dividend growth Long-Term Performance Since 1984 Annual Total Return * 14.7% Annual EPS Growth Rate 9.2% Annual Dividend Growth Rate 12.0% * Reflects results through 3/31/2023, assuming no reinvestment of dividends Compounded Rates 41